Exhibit 10.7.5

EXECUTION COPY

AMENDMENT NO. 4

dated as of December 22, 2011

to the

AMENDED AND RESTATED

CREDIT AGREEMENT

dated as of April 22, 2010

among

SANDRIDGE ENERGY, INC.

as the Borrower,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender and L/C Issuer

and

The Other Lenders Party Thereto

AMENDMENT NO. 4

AMENDMENT NO. 4 (this “Amendment”) dated as of December 22, 2011 under the Amended and Restated Credit Agreement dated as of April 22, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) among SANDRIDGE ENERGY, INC., a Delaware corporation (the “Borrower”), each LENDER from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2. Amendments to the Credit Agreement. Section 7.11(a) of the Credit Agreement is hereby amended by changing the date of “March 31, 2012” referred to therein to “March 31, 2013”.

SECTION 3. Representations of the Borrower. The Borrower represents and warrants that, both before and immediately after giving effect to this Amendment pursuant to Section 6 hereof, (i) the representations and warranties set forth in Article 5 of the Credit Agreement will be true and correct in all material respects and (ii) no Default or Event of Default will have occurred and be continuing.

SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 6. Effectiveness. This Amendment shall become effective on and as of the date hereof provided that:

(a) the Administrative Agent shall have received counterparts hereof signed by each of the Borrower and the Required Lenders; and

(b) the Administrative Agent shall have received, with respect to each Lender that shall have delivered a signed counterpart hereof to the Administrative Agent as set forth in clause (a) above at or prior to 5:00 p.m., New York City time, on December 21, 2011, an amendment fee payable by the Borrower for the account of each such Lender in an amount equal to 0.075% of such Lender’s Applicable Percentage of the Borrowing Base in effect on such date.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SANDRIDGE ENERGY, INC.

By:	/s/ James D. Bennett

Name: James D. Bennett
Title: Executive Vice President & CFO

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Jeffrey H. Rathkamp
Name: Jeffrey H. Rathkamp
Title: Managing Director

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:	/s/ Jeffrey H. Rathkamp
Name: Jeffrey H. Rathkamp
Title: Managing Director

BARCLAYS BANK PLC

By:	/s/ Sreedhar R. Kona
Name: Sreedhar R. Kona
Title: Assistant Vice President

ROYAL BANK OF CANADA

By:	/s/ Don J. McKinnerney
Name: Don J. McKinnerney
Title: Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Sanjay Remond
Name: Sanjay Remond
Title: Authorized Signatory

UNION BANK N.A.

By:	/s/ Whitney Randolph
Name: Whitney Randolph
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Catherine Stacy
Name: Catherine Stacy
Title: Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

BNP PARIBAS

By:	/s/ Betsy Jocher
Name: Betsy Jocher
Title: Director

By:	/s/ Edward Pak
Name: Edward Pak
Title: Director

CAPITAL ONE BANK, N.A.

By:	/s/ Michael Higgins
Name: Michael Higgins
Title: Vice President

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Sharada Manne
Name: Sharada Manne
Title: Director

By:	/s/ Page Dillehunt
Name: Page Dillehunt
Title: Managing Director

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Erin Morrissey
Name: Erin Morrissey
Title: Director

By:	/s/ Evelyn Thierry
Name: Evelyn Thierry
Title: Director

JPMORGAN CHASE BANK, N.A.

By:	/s/ Mark E. Olson
Name: Mark E. Olson
Title: Authorized Officer

BANK OF SCOTLAND PLC

By:	/s/ Julia R. Franklin
Name: Julia R. Franklin
Title: Vice President

SUNTRUST BANK

By:	/s/ Gregory C. Magnuson
Name: Gregory C. Magnuson
Title: Vice President

UBS LOAN FINANCE, LLC

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

By:	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

COMERICA BANK

By:	/s/ John S. Lesikar
Name: John S. Lesikar
Title: Assistant Vice President

CITIBANK, N.A.

By:	/s/ Phil Ballard
Name: Phil Ballard
Title: Vice President

COMPASS BANK

By:	/s/ Ian Payne
Name: Ian Payne
Title: Vice President

CREDIT SUISSE, CAYMAN ISLAND BRANCH

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Vice President

By:	/s/ Michael Spaight
Name: Michael Spaight
Title: Associate

KEYBANK NATIONAL ASSOCIATION

By:	/s/ David Morris
Name: David Morris
Title: Vice President

BOKF, N.A. dba Bank of Oklahoma

By:	/s/ Michael Weatherholt
Name: Michael Weatherholt
Title: Vice President

BANK OF MONTREAL

By:	/s/ Kevin Utsey
Name: Kevin Utsey
Title: Director

GOLDMAN SACHS BANK USA

By:	/s/ Ashwin Ramakrishna
Name: Ashwin Ramakrishna
Title: Authorized Signatory

MIDFIRST BANK

By:	/s/ Steve A. Griffin
Name: Steve A. Griffin
Title: Senior Vice President

MORGAN STANLEY BANK, N.A.

By:	/s/ Scott Taylor
Name: Scott Taylor
Title: Authorized Signatory